EXHIBIT 31.2

Certification of Principal Financial Officer

Pursuant to Section 302 of the

Sarbanes-Oxley Act of 2002

I, Alisha K. Charlton, Chief Accounting Officer of Comarco, Inc., certify that:

1.	I have reviewed this report on Form 10-K/A of Comarco, Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 31, 2013	/s/ ALISHA K. CHARLTON
Alisha K. Charlton
Chief Accounting Officer
(Principal Financial Officer)